EXHIBIT 10.30
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       BRIDGELINE
Quality Internet Solutions
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STATEMENT OF WORK FOR WEB MAINTENANCE SERVICES
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JUNE 12, 2002                                    MAINTENANCE AND WEB DEVELOPMENT
                                             SUPPORT FOR NOMURA SECURITIES, INC.



















Prepared for:

Peter Fastovsky
Chief Technology Officer, Vice President
Nomura Securities.
535 Madison Avenue
New York, NY 10021
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       BRIDGELINE
Quality Internet Solutions
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TABLE OF CONTENTS

Executive Summary........................................................Page 3

Project Scope ...........................................................Page 3

Key Assumptions..........................................................Page 4

Nomura's Responsibilities ...............................................Page 5

Request Orders Process...................................................Page 6

Notification.............................................................Page 6

Deliverables and Method of Delivery......................................Page 6

Reserved Resources.......................................................Page 6

Payment Schedule.........................................................Page 7

Term of this Statement of Work...........................................Page 7

Appendix A - Project Change Control Procedure............................Page 8



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       BRIDGELINE
Quality Internet Solutions
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EXECUTIVE SUMMARY

This defines the scope of work to be accomplished by BRIDGELINE Software, Inc. (hereinafter referred to as "BRIDGELINE") and for Nomura Securities International, Inc. (hereinafter referred to as "Nomura") under the terms and conditions of the Master Service Agreement dated February 6, 2001.

BRIDGELINE has developed Nomura's Internet Website's WWW.NOMURAFIXEDINCOME.COM, the Nomura Derivatives intranet and WWW.NOMURAREALESTATE.COM (each referred to as "Site" herein and collectively as "Sites"). Nomura has now elected to have BRIDGELINE provide maintenance and support services as set forth within this Statement of Work ("SOW") to maintain all of these Sites as well as perform ongoing maintenance and upgrades to any and all of Nomura systems. BRIDGELINE's employees have a vast array of skills that include creative Web design, print design, branding, interface development, database administrators, application engineers with a vast degree of differing technology, marketing support, Internet strategy, and systems engineers. BRIDGELINE's people are constantly on top of the latest technology, as well as the fastest way to implement solutions. Our people are extremely efficient, and we are quite certain that we can deliver quicker and more effective results than most internal teams. In addition, BRIDGELINE offers Nomura access to such varied and much needed resources that would be extremely expensive to replicate in-house.

Changes to this scope of work will be processed in accordance with the procedure described in the "PROJECT CHANGE CONTROL PROCEDURE" of this Statement of Work - see Appendix A.

PROJECT SCOPE

The scope of this project is for BRIDGELINE to maintain and provide services and support in connection with the maintenance of all Nomura Websites, intranets, extranets, etc. Maintenance includes changes to content, design, navigation, and functionality and features of the sites as requested by Nomura.

BRIDGELINE WILL SUPPLY THE FOLLOWING:

o Project Management for overall responsibility for timely and accurate performance of all Request Orders to be completed by BRIDGELINE for Nomura. BRIDGELINE will have weekly status meetings with Nomura to inform them of work to date as well as provided a summary of hours used and remaining during that current month.

o Reserved Resources for on going changes and maintenance to the Nomura sites as set forth within this Statement of Work under the RESERVED RESOURCES section. These resources are intended to give Nomura a rapid response to Request Orders. Request Orders that exceed the Reserved Resources may require additional planning but will be provided as expeditiously as possible.

o    All deliverables and work required in any Request Order.

o Training, assistance and cooperation to Nomura (including the necessary support for Nomura to perform Nomura's responsibilities as set forth below in the NOMURA'S RESPONSIBILITIES section of this Statement of Work) and other assistance as is reasonably required by Nomura.

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       BRIDGELINE
Quality Internet Solutions
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BRIDGELINE WILL PROVIDE THE FOLLOWING SERVICES FOR GENERAL UPDATES/CHANGES TO
THE SITE:

o General updates and/or changes to the Site will be completed between the normal business hours of 9am to 6pm, Eastern Time, Monday through Friday. The timing of each modification and/or change requested by Nomura shall be mutually agreed to prior to BRIDGELINE's performance of any Request Order issued hereunder. Nomura will have the cell phone number of two different people assigned to Nomura so that BRIDGELINE can be reached in case of an emergency within Nomura.

KEY ASSUMPTIONS

THE FOLLOWING ASSUMPTIONS HAVE BEEN MADE IN CONNECTION WITH THE WORK TO BE PERFORMED AND DELIVERABLES TO BE COMPLETED UNDER THIS SOW. THE ESTIMATES AND SCHEDULES FOR THE SOW ARE BASED ON THE FOLLOWING ASSUMPTIONS:

o Requests for work/deliverables under the SOW will be sent via email or via a written request order (in either case, a "Request Order") by Nomura per the REQUEST ORDERS PROCESS section of this Statement of Work. Unless such e-mail or written request is an automated notification, Request Orders will include a detailed description of the work or deliverable(s) needed and the timeframe for completion and delivery thereof.

o Work that exceeds the Reserved Resources (as identified in the RESERVED RESOURCES section of this Statement of Work) will be billed at Nomura's discounted rate of $100 per hour with execution of this agreement. BRIDGELINE will notify Nomura on weekly basis of hours used and remaining within that current month. BRIDGELINE will make every attempt to notify Nomura of any request that may take them over their monthly hour allotment.

o Maintenance work will adhere to project specs stated in the original Site design. If Nomura's needs fall outside of the compatibility of these specs or if there are additional considerations, Nomura will notify BRIDGELINE prior to issuing a Request Order under this Statement of Work.

o Nomura will provide one contact from each business unit (i.e. Fixed Income, NDPI, & Corporate) for BRIDGELINE that will direct BRIDGELINE's "monthly work performed". Nomura is estimating that Fixed Income will utilize one hundred (100) hours, NDPI fifty( 50) hours and Nomura Corporate fifty (50) hours per month of the two hundred (200) hour allotment. Each business unit is not bound to these exact hours and they may be shared amongst business units as needed. BRIDGELINE will hold one mandatory meeting per week with Nomura to review the present week's goals and objectives to help support Nomura. This contact will be able to approve all BRIDGELINE work performed and provide adequate feedback.

o BRIDGELINE will supply hour estimates to Nomura for any work requested by Nomura. BRIDGELINE will make every possible attempt to notify Nomura as soon as reasonably possible that the initial hour estimates will be exceeded.

o No individual Request Order shall exceed an anticipated two hundred (200) hours per month of BRIDGELINE time. If a Request Order is anticipated to exceed 200 hours in a month, then a separate Statement of Work shall be developed stating the scope, timing, and compensation terms under which that engagement shall be executed.

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Quality Internet Solutions
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o    BRIDGELINE will provide Nomura a free license to its proprietary content management software NetEditor. This license does not include integration fees. Integration fees vary depending on the complexity of the website.

o BRIDGELINE will provide proper documentation for any future development performed on any Nomura systems or websites. Proper documentation will be agreed upon by both parties before development is initiated.

o Any code developed for Nomura Securities will be property of Nomura Securities exclusive of intermediate and layered Photoshop files. Any work developed for Nomura will not be utilized for any other BRIDGELINE clients.

o All modifications performed to any system by either Nomura or BRIDGELINE will be communicated to either party via email.

NOMURA'S RESPONSIBILITIES

o Nomura will provide content research, writing, editorial review and approval, and other technical and data requirements. Nomura is responsible for the aggregation and delivery of content to BRIDGELINE for updates to the Site.

o Nomura will provide BRIDGELINE with necessary access to its server (provided that BRIDGELINE agrees to comply with any and all security or other guidelines or procedures provided by Nomura).

o Nomura will provide one contact per business unit for BRIDGELINE that will direct BRIDGELINE's "monthly work performed". BRIDGELINE will hold one mandatory meeting per week with Nomura to review the present week's goals and objectives to help support Nomura. This contact will be able to approve all BRIDGELINE work performed and provide adequate feedback.

o Nomura staff will be reasonably available for questions and issues for the duration of the project. Extended response times may impact the overall development and delivery schedule.

REQUEST ORDERS PROCESS

Request Orders may be communicated in writing or by e-mail per the notification information presented below. BRIDGELINE shall respond in writing or by e-mail with an implementation plan and completion date for such Request Order as expeditiously as possible. Such a response shall be received by Nomura within one (1) business day of the Request Order.

NOTIFICATION INFORMATION

All Request Orders shall be communicated to BRIDGELINE in writing and transmitted by personal delivery, prepaid first class registered or certified mail, or e-mail (to all participants shown below) addressed as follows:

         BRIDGELINE Software
         212 W. 35th Street - 8th Floor
         New York, NY  10001
         Attn: Brett Zucker (bzucker@bridge-line.com) - (917) 640-3247 Rob Seeger (rseeger@bridge-line.com ) - (516) 318-0620

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       BRIDGELINE
Quality Internet Solutions
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Responses shall be communicated to Nomura in writing and transmitted by personal delivery, prepaid first class registered or certified mail, or e-mail (to the appropriate Nomura contacts) addressed as follows:

                  Nomura Securities International
                  2 World Financial Center, Building B
                  New York, NY 10281
                  Attn: Peter Fastovsky (pfastovsky@us.nomura.com) 212-667-9730
                  Attn: Scott Edmonds (sedmonds@us.nomura.com) 212-667-9313

DELIVERABLES AND METHOD OF DELIVERY

Deliverables, if any, will be determined within the individual Request Order(s) and shall be delivered by BRIDGELINE via an upload to the Nomura server, or as otherwise required by Nomura.

RESERVED RESOURCES

BRIDGELINE will reserve resources for a total of two hundred (200) hours per month for a total of twenty thousand dollars ($20,000) per month for maintenance work identified within this SOW (the "Reserved Resources"). Reserved Resources include:

Project Management
Engagement Management
Interface Design (online & offline design)
Creative Director
Interface Development (HTML, DHTML, Java Script, ASP, JSP) Database Administrator (Sybase, SQL 2000, SQL 7, Oracle)
Application Engineering (C, C++, VB, COM, Java, XML, Web Logic, Site Server) System Management
Director of Strategy
Marketing Services
Multimedia Designer (Macromedia Flash)

Any additional work beyond these hours will be billed on a time and materials basis at Nomura's discounted rate of $100 per hour. This estimate does not include expenses for couriers and materials, licensing and fees for Nomura, printing fees, stock photography, equipment for Nomura, third-party services, any travel-related expenses or state and local taxes.

The monthly retainer fee will include two hundred hours per month of work at $20,000 per month. These hours will be pre-booked for a period of one year. Any hours covered under this agreement that are not used within the month they are allocated will be considered forfeited, unless mutually agreed upon by both parties in writing or via email.

Invoices will be generated on the first day of each month. The first month of work will be billed in advance on a pro rated basis.

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Quality Internet Solutions
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PAYMENT

Monthly payments shall be made on the first day of each monthly period (i.e. the payment for June 1st - June 30th is due June 1st). If additional resources are utilized during the monthly cycle these hours will be invoiced at the end of the month on a thirty (30) day payment basis. Violation of these payment terms shall relieve BRIDGELINE of its response obligations under this Statement of Work.

TERMS

This SOW is a one (1) year agreement but may be extended on a monthly basis by approval of both parties (E-mail correspondence will be considered a valid approval method for extension of this Statement of Work). This agreement may be cancelled with 30 days written notice for performance reasons only. If BRIDGELINE fails to meet its objectives and deliverables stated in this Statement of Work than Nomura must give BRIDGELINE 30 days written notice to inform them of their desire to cancel or amend this agreement.



Approved for                           Approved for

NOMURA SECURITIES INTERNATIONAL,       BRIDGELINE SOFTWARE, INC.:
INC.:



Signature: /S/ PETER FASTOVSKY         Signature: /s/ Gary M. Cebula
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Print Name: Peter Fastovsky            Print Name: Gary M. Cebula
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Title:                                 Title:
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Date:                                  Date:
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Quality Internet Solutions
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APPENDIX A

PROJECT CHANGE CONTROL PROCEDURE

This Statement of Work may be modified or amended via electronic mail approval from Nomura and BRIDGELINE or by a written change order (in either case, a "Change Order") signed by an authorized representative of both Parties. If Nomura requests or BRIDGELINE recommends changes during performance of a Statement of Work, then within five (5) business days of such request or recommendation, BRIDGELINE will provide to Nomura a written or an electronic proposal (in either case, the "Change Order Proposal") setting forth (a) a description of the proposed change(s), (b) impact on Statement of Work Price (if any), (c) impact on the Production Schedule (if any) and (d) a revised Statement of Work if necessary. Nomura may, at its sole discretion, accept or reject the Change Order Proposal. A Change Order Proposal will be considered rejected if Nomura does not respond to the proposal within ten (10) business days from the date the Change Order Proposal is received by Nomura. If accepted, a Change Order Proposal will become effective only upon execution by both Parties.














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